Exhibit 99.1

Boston Park Plaza Property Tour Property Tour June 2015

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of June 24, 2015, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. [Forward-Looking Statements] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 2

June 24, 2015 [Agenda] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 3 Introductions Boston Park Plaza Repositioning & Investment Thesis Boston Park Plaza Property Tour Wailea Beach Resort & Spa, a Marriott Resort Repositioning & Investment Thesis Questions

Boston Park Plaza Summary [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 4 Property Highlights: Prime, independent, fee-simple location in Boston’s Back Bay 1,054 guestrooms with 50K of meeting space and 50K sq. ft. of retail space Attractive in-place cash flow and strong market demand 2015 – 2017 Strong citywides +5% (2016), +16% (2017) Favorable supply picture Attractive cost basis (inclusive of repositioning) of approx. $330,000 per key

[Property Overview]

Asset Management Initiatives – Driving Profitability

PROPERTY TOUR
PRESENTATION
JUNE 2015

Revenue Management

- Converted 150 full size rooms to queen rooms changing room type from petite to queen
- Renegotiated crew contracts and increased rates by over 37% during the last two years
- Increased number of room types to maximize ADR strategies

Sales & Marketing

- Implement a new facility fee in Q3 2015
- Eliminate historic citywide discount and achieve rate parity with peer group, resulting in approximately 10% - 20% increase in future citywide rates
- Balance group capacity with high compression transient demand dates

Labor & Expenses

- Restructured both management and hourly labor positions between several departments allowing for reduction in FTE's as well as increased efficiencies
- Consolidated outlet menus into a single, all-day menu, streamlining staffing levels and reducing food cost by 130 bps

Leases and Contracts

- Renegotiated both the AV and the parking contracts to increase profitability and maintain service quality
- Selected retail tenants that increase rental income and enhance guest experience

SUNSTONE HOTEL INVESTORS, INC. / 5

PROPERTY TOUR
PRESENTATION
JUNE 2015

[Property Overview]
Investment Plan – Podium & Infrastructure Largely Completed

Positioning Statement: Capitalize on an exceptionally located, large, unencumbered urban asset and redefine its long-term earnings potential through a comprehensive repositioning.

- Our repositioning plan is focused on elevating the hotel from its historic "2.5 Star" quality level to a "3.5 to 4.0 Star" quality level, while removing many negative cues that have hampered the hotel's competitive positioning and profitability.
- With two thirds of the repositioning scope complete (retail build out, all public spaces and infrastructure), only the guestrooms/baths and corridors remain.
- We increased the scope of the retail build out (larger gym) and our guestrooms in order to drive higher ADRs and fee revenue.

Investment Detail		Repositioning Timeline		
Scope	Investment ($000s)	2014	2015	2016
Retail [(1)]	$9,000 - $9,000	Completed		
Infrastructure	$20,000 - $21,000	Completed		
Lobby / Meeting Spaces	$18,000 - $20,000		Completed	
Guestrooms	$48,000 - $55,000			
Total Investment	**$95,000 - $105,000**	**$29,700**	**$35,000 - $37,500**	**$30,300 - $37,800**

Previous investment expectations: $96 million

SUNSTONE HOTEL INVESTORS, INC. / 6

(1) Retail Phase 1 complete. Phase 2 includes leasing out newly vacated spaces. Potential incremental tenant improvement not included above.

Projected Displacement – Manageable & In-Line with Expectations [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 7 The hotel continues to operate with limited guest impact throughout the repositioning. Actual RevPAR growth of 8.7% in 2014. Expected to generate RevPAR growth of 2.0% - 3.0% in 2015 (5% - 7% without disruption). We expect the rooms renovation, which will take place from Q4 2015 thru end of Q2 2016, to have minimal incremental revenue displacement in 2015 and to displace approximately $2.5 – $3.5 million of revenue during 2016. To put the expected displacement into perspective, in 2014 the Boston Park Plaza generated $74.2 million of revenues and $20.6 million of Adjusted EBITDA. Data as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015. Projected revenue displacement is in-line with previous expectations. 2014A 2015E 2016E Total / Avg. $500 - $500 $3,500 - $4,000 $2,500 - $3,500 $6,500 - $8,000 0.7% - 0.7% 4.7% - 5.4% 3.4% - 4.7% 2.9% - 3.6% Projected Revenue Displacement % of Actual 2014 Revenues (1)

Group Business Overview – Positioned For A Higher Paying Customer [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 8 Prior to the repositioning, the hotel had to rely on low rated group during peak demand time to fill rooms. Following the completion of the meeting and common space, the hotel is remixing the group segment to higher rated groups during peak times, while also layering in less group farther out to leave availability for short-term corporate group and for higher rated transient. Group rates, both definites and tentatives, are up meaningfully as a result of the podium repositioning; even before the rooms renovation is complete. Rate Pace Growth reflects the hotel’s full year group rate compared to the same time last year’s on-the-books full year group rate as of June 1, 2015. Definite pace refers to groups that have confirmed signed contracts. Tentative pace refers to groups that are in the process of finalizing contracts but are not yet final, but expect to become final contracts. 4.7% 10.6% 10.7% 9.7% 27.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2016 2017 2018 Boston Park Plaza: Group Rate Pace for Future Years (1) (2) Definite Rate Pace Tentative Rate Pace

Retail Overview – Maximizing Rent & Guest Experience [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 9 Open Space Anticipated to be restaurant concept Sq Ft: 11,584 Hermes Space Available Q3 2015 Anticipated to be dry retail Sq Ft: 5,556 Open Space Anticipated to be split into a coffee concept and dry retail concept Sq Ft: 5,500 Strega Restaurant Current Tenant Opened April 2015 Sq Ft: 6,207 David Barton Gym Current Tenant Opened April 2015 Sq Ft: 19,324 2nd Floor Retail: FedEx Current Tenant Sq Ft: 800 Travel Traders Current Tenant Sq Ft: 800 2015 Estimated 1,500,000 All Spaces Leased 2,500,000 Tenant Revenue

Post-Repositioning Projections – Stronger Than Expected Performance [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 10 The hotel is performing in-line or above our initial expectations. We expect growth in the 2H 2016 and 2017 to exceed our previous expectations. Reconciliation of projected EBITDA range can be found on page 38 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Reflects Company’s expectations at the time of acquisition. Expected Post-Repositioning EBITDA & RevPAR Range (2) $100 $120 $140 $160 $180 $200 $220 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2013 2014 2015E 2016E 2017E Stabilized Period Estimate Boston Park Plaza: Projections (1) EBITDA (000s) (L) RevPAR (R) Initial SHO Projections

Investment Thesis – An Attractive “All-In” Basis & Strong Yield [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 11 (1) Purchase price reflects the Net Purchase Price as presented in the Company’s Form 10-Q as filed November 12, 2013. (2) EBITDA Multiple calculated as full year 2013 Hotel EBITDA divided by Net Purchase Price. Cap Rate calculated as full year 2013 Hotel Net Operating Income divided by Net Purchase Price. (3) Reconciliation of projected EBITDA range can be found on page 38 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. (4) EBITDA Multiple calculated as projected Hotel EBITDA divided by projected All-in Investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in Investment defined as Net Purchase Price plus the midpoint of the projected capital investment. (5) Stabilized EBITDA is the projected EBITDA after the property has realized the benefits of the repositioning. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Purchase Price (1) $248,000 per key $235,000 EBITDA Multiple (2) 13.3x Capitalization Rate (2) 6.1% Total Repositioning Investment $95,000 - $105,000 per key $90,000 - $100,000 All-in Investment $343,000 - $353,000 per key $325,000 - $335,000 Projected 2017 EBITDA Range (3) $28,000 - $31,000 EBITDA Multiple (4) 11.2x - 12.4x Capitalization Rate (4) 6.8% - 7.6% Projected Stabilized EBITDA Range (3)(5) $32,000 - $35,000 EBITDA Multiple (4) 9.9x - 10.9x Boston Park Plaza Investment Thesis

Hyatt Regency San Francisco – Excellent To-Date Performance . With More To Come [Property Overview] SUNSTONE HOTEL INVESTORS, INC. 12 Property Highlights: Prime, fee-simple location in San Francisco’s Financial District 3 million sq. ft. of new office construction within five blocks Favorable supply picture for the foreseeable future Excellent all-in per key basis for fee-simple San Francisco real estate Property Opportunities: 2015 YTD RevPAR index reflects over 100 basis points improvement over pre-renovation levels (108.9 vs 107.5) (1) Favorable RevPAR growth prospects for the next several years PROPERTY TOUR PRESENTATION JUNE 2015 (1) Index information as reported by Smith Travel Research thru May 2015.

Post-Renovation Projections – Exceeding Expectations [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 13 The hotel continues to perform above our initial expectations. 2016 is projected to be a strong year with Super Bowl 50. Current group pace is +11.4% for 2016, despite the disruption for the convention center expansion. Projected EBITDA & RevPAR Range Reconciliation of projected EBITDA range can be found on page 39 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Reflects Company’s expectations at the time of acquisition. (2) $100 $150 $200 $250 $300 $350 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2013 2014 2015E 2016E 2017E Stabilized Period Estimate Hyatt Regency San Francisco: Projections (1) EBITDA (000s) (L) RevPAR (R) Initial SHO Projections

[Property Overview]

Investment Thesis – An Attractive "All-In" Basis & Strong Yield

PROPERTY TOUR
PRESENTATION
JUNE 2015

Hyatt Regency San Francisco Investment Thesis	
Purchase Price [(1)]	**$262,500**
per key [(2)]	*$326,000*
EBITDA Multiple[(3)]	15.6x
Capitalization Rate[(3)]	5.4%
Total Renovation Investment	**$43,000 - $47,000**
per key [(2)]	*$53,000 - $58,000*
All-in Investment	**$305,500 - $309,500**
per key [(2)]	*$379,000 - $384,000*
Projected 2017 EBITDA Range[(4)]	**$31,000 - $34,000**
EBITDA Multiple[(5)]	9.0x - 9.9x
Capitalization Rate[(5)]	9.0% - 10.0%
Projected Stabilized EBITDA Range[(4)(6)]	**$34,000 - $37,000**
EBITDA Multiple[(5)]	8.3x - 9.0x

(1) Purchase price reflects the Net Purchase Price as presented in the Company's Form 10-K as filed February 20, 2014.
(2) Per Key calculation is based on 804 keys as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015.
(3) EBITDA Multiple calculated as full year 2014 Hotel EBITDA divided by Net Purchase Price. Cap Rate calculated as full year 2014 Hotel Net Operating Income divided by Net Purchase Price.
(4) Reconciliation of projected EBITDA range can be found on page 39 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected.
(5) EBITDA Multiple calculated as projected Hotel EBITDA divided by projected All-in Investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in investment defined as Net Purchase Price plus the midpoint of the projected capital investment.
(6) Stabilized EBITDA is the projected EBITDA after the property has realized the benefits of the repositioning. Projections are subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected.

SUNSTONE HOTEL INVESTORS, INC. / 14

Property Tour PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 15

Lobby – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 16

Lobby – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 17

Front Desk – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 18

Lobby – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 19

Lobby – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 20

Lobby – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 21

Lobby – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 22

Restaurant – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 23

Restaurant – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 24

Restaurant – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 25

Restaurant – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 26

Imperial Ballroom – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 27

Imperial Ballroom – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 28

Imperial Ballroom – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 29

Imperial Ballroom – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 30

David Barton Gym – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 31

David Barton Gym – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 32

David Barton Gym – Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 33

“STRIP by Strega” – Pre-Repositioning [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 34

“STRIP by Strega”– Current [Boston Park Plaza] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 35

[Questions & Answers] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 36 Thank You.

Boston Park Plaza [EBITDA Reconciliation] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 37 Plus: Plus: Plus: Equals: Hotel Adjusted Less: Equals: Total Other Hotel Adjusted EBITDA Hotel Net FFO Revenues Net Income Depreciation Adjustments Interest Expense EBITDA (1) Margin FF&E Reserve (2) Operating Income Contribution Full Year 2013 (4) (4) 70,497 $ 3,919 $ 9,385 $ - $ 5,332 $ 18,636 $ 26.4% (3,500) $ 15,136 $ 13,304 $ 2013 EBITDA Multiple / Cap Rate (5) 13.3x 6.1% Full Year 2014 (4) 74,185 $ 3,012 $ 11,652 $ 675 $ 5,302 $ 20,641 $ 27.8% (3,700) $ 16,941 $ 15,339 $ Full Year 2015 - Low 73,000 $ 1,481 $ 11,919 $ - $ 5,100 $ 18,500 $ 25.3% (3,300) $ 15,200 $ 13,400 $ Full Year 2015 - High 75,000 $ 3,381 $ 11,919 $ - $ 5,200 $ 20,500 $ 27.3% (3,400) $ 17,100 $ 15,300 $ Full Year 2016 - Low 81,000 $ 5,361 $ 13,639 $ - $ 5,000 $ 24,000 $ 29.6% (3,200) $ 20,800 $ 19,000 $ Full Year 2016 - High 84,000 $ 8,261 $ 13,639 $ - $ 5,100 $ 27,000 $ 32.1% (3,400) $ 23,600 $ 21,900 $ Full Year 2017 - Low 89,000 $ 6,835 $ 16,265 $ - $ 4,900 $ 28,000 $ 31.5% (3,600) $ 24,400 $ 23,100 $ 2017 EBITDA Multiple / Cap Rate - Low (6) 12.4x 7.0% Full Year 2017 - High 92,000 $ 9,735 $ 16,265 $ - $ 5,000 $ 31,000 $ 33.7% (3,700) $ 27,300 $ 26,000 $ 2017 EBITDA Multiple / Cap Rate - High (6) 11.2x 7.8% Full Year Stabilized - Low (7) 92,000 $ 12,393 $ 14,707 $ - $ 4,900 $ 32,000 $ 34.8% (3,700) $ 28,300 $ 27,100 $ Stabilized EBITDA Multiple / Cap Rate - Low (6) 10.9x 8.1% Full Year Stabilized - High (7) 95,000 $ 15,093 $ 14,707 $ - $ 5,200 $ 35,000 $ 36.8% (3,800) $ 31,200 $ 29,800 $ Stabilized EBITDA Multiple / Cap Rate - High (6) 9.9x 9.0% (1) (2) (3) (4) (5) (6) (7) (8) Boston Park Plaza Property-Level Adjusted EBITDA Reconciliation (Unaudited, $ in thousands) Full Year 2013 for the Boston Park Plaza reflects prior ownership results from January 1, 2013 through July 1, 2013, plus the Company's results from July 2, 2013 through the remainder of the year. Also includes the Company's pro forma adjustment for depreciation and interest expense. Hotel Adjusted EBITDA includes Hotel EBITDA adjusted for $675,000 of property-level restructuring costs. FF&E reserve is represented at 5% per the hotel's loan agreement through June 2015 and 4% thereafter. Stabilized EBITDA assumes a refinance for the Boston Park Plaza when debt matures in February 2018. EBITDA Multiple calculated as Hotel Adjusted EBITDA divided by Net Purchase Price. Cap Rate calculated as Hotel Net Operating Income divided by Net Purchase Price. EBITDA Multiple calculated as projected Hotel Adjusted EBITDA divided by projected All-in Investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in investment defined as Net Purchase Price plus the midpoint of the projected capital investment. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Stabilized EBITDA is the projected EBITDA after the property has realized the benefits of the repositioning. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Data as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015.

Hyatt Regency San Francisco [EBITDA Reconciliation] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 38 Plus: Equals: Hotel Less: Equals: Total Hotel EBITDA Hotel Net FFO Revenues Net Income Depreciation EBITDA Margin FF&E Reserve Operating Income Contribution Full Year 2013 (1) (2) 87,056 $ 5,926 $ 10,944 $ 16,870 $ 19.4% (2,600) $ 14,270 $ 16,870 $ 2013 EBITDA Multiple / Cap Rate (4) 15.6x 5.4% Full Year 2014 (2) 88,601 $ 7,292 $ 11,470 $ 18,762 $ 21.2% (2,700) $ 16,062 $ 18,762 $ Full Year 2015 - Low 100,000 $ 11,792 $ 13,208 $ 25,000 $ 25.0% (3,000) $ 22,000 $ 25,000 $ Full Year 2015 - High 102,000 $ 13,792 $ 13,208 $ 27,000 $ 26.5% (3,100) $ 23,900 $ 27,000 $ Full Year 2016 - Low 104,000 $ 17,075 $ 10,925 $ 28,000 $ 26.9% (3,100) $ 24,900 $ 28,000 $ Full Year 2016 - High 107,000 $ 20,075 $ 10,925 $ 31,000 $ 29.0% (3,200) $ 27,800 $ 31,000 $ Full Year 2017 - Low 107,000 $ 20,936 $ 10,064 $ 31,000 $ 29.0% (3,200) $ 27,800 $ 31,000 $ 2017 EBITDA Multiple / Cap Rate - Low (4) 9.9x 9.0% Full Year 2017 - High 110,000 $ 23,936 $ 10,064 $ 34,000 $ 30.9% (3,300) $ 30,700 $ 34,000 $ 2017 EBITDA Multiple / Cap Rate - High (4) 9.0x 10.0% Full Year Stabilized - Low (5) 110,000 $ 23,936 $ 10,064 $ 34,000 $ 30.9% (3,300) $ 30,700 $ 34,000 $ Stabilized EBITDA Multiple / Cap Rate - Low (4) 9.0x 10.0% Full Year Stabilized - High (5) 113,000 $ 26,936 $ 10,064 $ 37,000 $ 32.7% (3,400) $ 33,600 $ 37,000 $ Stabilized EBITDA Multiple / Cap Rate - High (4) 8.3x 10.9% (1) (2) (3) (4) (5) Data as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015. EBITDA Multiple calculated as Hotel EBITDA divided by Net Purchase Price. Cap Rate calculated as Hotel Net Operating Income divided by Net Purchase Price. EBITDA Multiple calculated as projected Hotel EBITDA divided by projected All-in investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in Investment defined as Net Purchase Price plus the midpoint of the projected capital investment. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Stabilized EBITDA is the projected EBITDA after the property has realized the benefits of the renovation. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Hyatt Regency San Francisco Property-Level EBITDA Reconciliation (Unaudited, $ in thousands) Full Year 2013 for the Hyatt Regency San Francisco reflects prior ownership results from January 1, 2013 through December 1, 2013, plus the Company's results from December 2, 2013 through the remainder of the year. Also includes the Company's pro forma adjustment for depreciation.

Wailea Beach Resort & Spa, a Marriott Resort Property Tour June 2015

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of June 24, 2015, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. [Forward-Looking Statements] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 2

Hawaiian Islands – Different Islands ..Different Experiences [Market Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 3 Hawaii Maui Oahu Kauai Niihau Molokai Kahoolawe Lanai Honolulu Wailea (1) Data presented in Hotel News Now “Hawaii achieved record revenue in 2014” released February 25, 2015. Kauai Leisure travel combined with well known surfing Used by film crews for exotic environments 2014 ADR: $236 Total Hotel Rooms: 2,700 Oahu State Capital at Honolulu with both leisure and government travelers Major attractions include Pearl Harbor and Waikiki Beach 2014 ADR: $221 Total Hotel Rooms: 26,700 Maui Mostly leisure travel with best known beaches and diverse range of offerings Tourism and agriculture are economic drivers 2014 ADR: $304 Total Hotel Rooms: 7,200 Hawaii Island Largest island with the Volcanoes National Park Tourism and agriculture are economic drivers 2014 ADR: $236 Total Hotel Rooms: 6,300

Hawaiian Islands – Visitation Varies by Island [Market Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 4 Hawaii Maui Oahu Kauai Niihau Kahoolawe Lanai Honolulu Wailea The majority of the travel to Maui comes from the domestic U.S., particularly the west coast. Oahu has a significant amount of travel from Asia, particularly Japan, which is not a driver market for Maui. YTD April 2015, Maui has seen an increase to +15.4% of visitors from Canada, despite a 6.1%(2) decline in the value of the Canadian dollar. YTD April 2015, Maui travel from the U.S. has increased +7.6%, but the portion of business from the US has decreased slightly to 72%, from the shift into more Canadian travelers. Graphs based on 2014 data as represented on Hawaii.gov/visitor. statistic Exchange Rate information from https://ycharts.com/indicators/canadian_dollar_exchange_rate as of June 22, 2015. US 48% Japan 28% Canada 4% Other 20% Oahu Visitor by Country (1) US 75% Japan 2% Canada 11% Other 12% Maui Visitor by Country (1)

Hawaiian Islands – Maui Continues to Strengthen [Market Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 5 Hawaii Maui Oahu Kauai Niihau Molokai Kahoolawe Lanai Honolulu Wailea YTD April 2015, Maui has had a +5.2% increase in visitors by air vs +2.0% increase in Oahu. In 2015, Hawaii visitors are expected to surpass the prior peak of 2007. (1) Data as represented on visitor statistics from Hawaii.gov. -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 2007 2008 2009 2010 2011 2012 2013 2014 Hawaii Visitors by Air by Island Hawaii Island Kauai L?nai Molokai Maui Oahu % Chg in Maui Visitors

Hawaiian Islands – Cheaper Airfare and More Flights [Market Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 6 Hawaii Maui Oahu Kauai Niihau Kahoolawe Lanai Honolulu Wailea YTD April 2015, Maui has had an +18.6% increase in seat capacity compared to a +2.8% increase in Oahu and a +6.5% increase to the Big Island. A majority of Maui’s increase is coming from the domestic markets where we have seen a +20.3% increase in seat capacity from domestic flights. Increased seats from Los Angeles and Seattle. The number of San Francisco seats have nearly doubled. Virgin America just announced flights from SFO to Maui and Honolulu starting Dec 2015. YTD, Maui has seen a decline in airline prices of approximately 15% compared to last year. (1) Data as represented on visitor statistics from Hawaii.gov. - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 2007 2008 2009 2010 2011 2012 2013 2014 Annual Direct Airline Seat Capacity into Hawaii Oahu Maui Kauai Hawaii Island

[Market Overview]

Maui Island – Wailea is Maui's Premier Destination

PROPERTY TOUR
PRESENTATION
JUNE 2015


Kapalua
Lahaina
Kaanapali
Wailea
= 0" – 10"
= 10" – 20"
= 20" – 30"
= 30" – 40"

Second largest hotel market in Hawaii: After Oahu, the Maui hotel market consists of 7,200 hotel rooms. Due to its mix of high quality resorts, visitor amenities, and high barriers to entry, Maui has historically achieved the highest ADR and RevPAR of all the Hawaiian Islands.

Maui Markets(1):

- **Kapalua** – master planned community including the Ritz-Carlton Resort. Heavier rainfall impacts the location's appeal.
- **Kaanapali & Lahaina** – highly developed area with several institutional quality hotels. Features the most activities for visitors and appeals to couples and families as a value-play.
- **Wailea** – luxury master planned community featuring popular luxury resorts, high-end residential, and Shops at Wailea. Most consistently dry weather.

SUNSTONE HOTEL INVESTORS, INC. / 7

(1) Data sourced from http://www.hawaiitourismauthority.org/.

Wailea – Maui’s Premier Resort Destination [Market Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 8 Wailea 2014 Market RevPAR(2): $422 Wailea Beach Resort & Spa 2014 RevPAR: $220 (1) Key count is based on expected final key count post-repositioning. (2) Competitive Set information from Dec 2014 STR report includes Andaz Maui, Waldorf Astoria Grand Wailea Resort & Spa, Fairmont Kea Lani Maui, Four Seasons Resort Maui, and Hotel Wailea. Andaz Maui at Wailea Resort 297 rooms 50,000 sq ft of meeting space Wailea Beach Resort & Spa, a Marriott Resort 547 rooms (1) 60,000 sq ft of meeting and event space Grand Wailea Resort 780 rooms 100,000 sq ft of meeting and event space Four Seasons Resort Maui 305 rooms 45,000 sq ft of meeting space Fairmont Kea Lani 450 rooms 60,000 sq ft of meeting space

Wailea Beach Resort & Spa Summary [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 9 Property Highlights: Acquired the 547-room Wailea Beach Resort & Spa for $325.6 million ($595,000 per key) in July 2014 Oceanfront, fee-simple 22 acres in Maui, Hawaii Located adjacent to the high-end Shops at Wailea Property Opportunities: Elevating the “worst house” on the “best street” Capitalizing on the exceptional oceanfront location with a strategic repositioning to enhance the resort experience Maximize ADR to compete more closely with competitive hotels located in Wailea (1) Key count is based on expected final key count post-repositioning.

Initial Asset Management Initiatives – Driving Profitability [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 10 Increase number of room types particularly focusing on increasing premium room types to maximize ADR strategies Added a dedicated revenue manager onsite to actively drive revenue management (ADR index YTD April improved 120 bps) Reset segmentation targets for 2016 thru 2018 to reflect new product and alignment for post-repositioning strategy Revenue Management Restructured resort fee amenities to improve profitability Eliminated cluster sales structure to have a fully focused sales team Increased wholesale business to build base, increase higher rated wholesale volume, and create new contracts Sales & Marketing Hired a new General Manager Renegotiated car rental and pool activities contracts to improve services and profitability by over $200k annually Labor and Contracts

PROPERTY TOUR
PRESENTATION
JUNE 2015

[Property Overview]
Opportunity – Attract Higher Paying Guests

Opportunity: Capitalize on premier location and enhance product offerings to increase rate closer to the Wailea peers.

- Hotel RevPAR finished $35 below the premium Kaanapali hotels in 2014.
- Hotel RevPAR finished **$202 below** the premium Wailea hotels in 2014.
- Post-repositioning, the hotel expects RevPAR to be roughly $150 below the premium Wailea hotels.


Wailea Beach Resort & Spa Target Position in 2014 Dollars(2)
RevPAR: $255 - $280
Maui Market RevPAR
Wailea Beach Hotels(3)
2014 RevPAR: $422
Premium Kaanapali Hotels(1)
2014 RevPAR: $245 - $265
Wailea Beach Resort & Spa
2014 RevPAR: $220

(1) Contains estimated FY data for Hyatt Regency Maui Resort and the Westin Maui Resort & Spa.
(2) Represents expected post-repositioning performance, excluding market RevPAR growth. Target growth stated in 2014 dollars.
(3) Wailea Beach Hotels from Dec 2014 STR report includes Andaz, Waldorf Astoria Grand Wailea Resort & Spa, Fairmont Kea Lani Maui, Four Seasons Resort Maui, and Hotel Wailea.

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Repositioning Plan - Capital Investment Plus Asset Management Equals Greater Revenues & Profits [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 12 Revenues: Focus on growing RevPAR index. Implemented strategies that adjusted the overall segmentation and rate offers. Restructured resort fee and parking. Early Opportunities: Improve wholesale contracting; maximize opportunity for Marriott reward redemptions given the removal of the JW Marriott on Oahu. Leverage new on-site revenue management to improve ADR. Master Planning: Room design complete with Halle building and family pool repositioning beginning in September. Meeting space repositioning complete during 3Q 2015. Design for F&B, Retail, Kids Center, Family & Teen Center, Movie House, and Arrival/ Departure Lounge complete. Expect to announce premier chef restaurant on a lease basis. Master Planning: Family Pool complete 1Q 2016. All remaining areas commence (1Q 2016) landscape, hardscape, construction, FF&E with completion by end of Q4 2016. Hotel Rooms: Complete 50% of rooms in 4Q 2015 with the tower rooms renovation taking place 2Q 2016 thru 3Q 2016. Food & Beverage: New leased chef bar/restaurant expected to open 4Q 2016. Kumu re-opens as Kapa Bar & Grill 1Q 2016, Serenity Bar opens 3Q 2016, and Whale’s Tale re-opens 4Q 2015. Revenues: Maximize rate & RevPAR. Define rooms segmentation for first full year of new positioning in 2017. Expected F&B growth with new F&B concepts, additional F&B offerings and renegotiated Luau contract. Sales & Marketing: Develop S&M plan for the next 18 months with focus on creating awareness and one-on-one FAM trips. Operations: Optimizing management structure. Align service standards with product quality and incorporate touch personalization to create memories for a lifetime. We have begun the Master Planning Process to transform the Wailea Beach Resort & Spa into the top Marriott property in Hawaii. 2015 2016 2017

Investment Plan – Investing in the Future [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 13 Positioning Statement: Capitalize on our property’s unique oceanfront Wailea location by creating a well-defined, cohesive destination experience complete with a physical product, amenities and services expected at a premier oceanfront Hawaiian resort. All work is scheduled to be completed by Q4 of 2016 and we expect to invest $119,000 - $137,000 per key in executing this repositioning plan. Pursuant to better than anticipated operating trends and increased confidence driving higher revenues, we have modestly increased the scope of the rooms and public space. Total investment amounts displayed exclude potential return-on-investment projects. Actual cash payments are anticipated to carry over into 2017. Previous investment expectations: $65 million Scope Investment ($000s) (1) Retail $1,000 - $1,500 Infrastructure $6,000 - $7,000 Grounds / Pools / Public Space $32,000 - $38,000 Meeting Spaces $7,000 - $7,500 Guestrooms $19,000 - $21,000 Total Investment $65,000 - $75,000 $45,000 - $50,000 Respositioning Timeline Investment Detail 2016 (2) 2015 $20,000 - $25,000

[Property Overview]

Projected Displacement – Work Will Accelerate into 2016

PROPERTY TOUR
PRESENTATION
JUNE 2015

- 2015 displacement, which includes the disruption from the repositioning of the meeting space, guestrooms, family pool and pool restaurant, is expected to be less than first thought.
- 2016 displacement will result in a six to seven month period where occupancy could fall to approximately 50% due to public space / kids pool repositioning, which is expected to impact guests' willingness to book during that time period.
- The hotel is expected to significantly ramp-up in 2017 and is expected to meet or exceed our stabilized projections.

Projected Displacement Pro-Forma (1)			
	2015	2016	Total / Avg.
Projected Revenue Displacement	$1,000 - $2,000	$12,000 - $18,000	**$13,000 - $20,000**
Projected EBITDA Displacement	$500 - $1,500	$8,500 - $12,500	**$9,000 - $14,000**
Marriott Guaranty		$5,000	**$5,000**
Projected Net EBITDA Impact	$500 - $1,500	$3,500 - $7,500	**$4,000 - $9,000**
Projected Revenue Displacement as % of Actual 2014 Revenues (2)	1.7% - 3.3%	19.9% - 29.8%	10.8% - 16.6%

(1) Projections are subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projections.

(2) Data as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015.

SUNSTONE HOTEL INVESTORS, INC. / 14

Post-Repositioning Projections – Exceeding Expectations [Property Overview] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 15 We expect displacement to be heavily weighted to 2016 with significant ramp-up in 2017. $2 million Marriott guaranty shifted from 2015 to 2016 ($5 million total in 2016). Reconciliation of projected EBITDA range can be found on page 75 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projections. Reflects Company’s expectations at the time of acquisition, excludes Marriott guaranty. Marriott guaranty: $5 million Projected Post-Repositioning EBITDA & RevPAR Range (2) $100 $150 $200 $250 $300 $350 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2013 2014 2015E 2016E 2017E Stabilized Period Estimate EBITDA (000s) (L) RevPAR (R) Initial SHO Projections Wailea Beach Resort & Spa: Projections (1)

PROPERTY TOUR
PRESENTATION
JUNE 2015

[Property Overview]
Investment Thesis – Coveted Real Estate at an Attractive Yield

Wailea Beach Resort & Spa Investment Thesis	
Purchase Price [(1)]	**$325,600**
per key [(2)]	*$595,000*
EBITDA Multiple[(3)]	16.0x
Capitalization Rate[(3)]	5.5%
Total Repositioning Investment	**$65,000 - $75,000**
per key [(2)]	*$119,000 - $137,000*
All-in Investment	**$390,600 - $400,600**
per key [(2)]	*$714,000 - $732,000*
Projected 2017 EBITDA Range[(4)]	**$28,500 - $32,500**
EBITDA Multiple[(5)]	12.2x - 13.9x
Capitalization Rate[(5)]	6.5% - 7.4%
Projected Stabilized EBITDA Range[(4)(6)]	**$31,500 - $35,500**
EBITDA Multiple[(5)]	11.1x - 12.6x

(1) Purchase price reflects the Net Purchase Price as presented in the Company's Form 10-Q as filed November 3, 2014.
(2) Per Key calculation is based on 547 keys as expected to be the final key count post-repositioning.
(3) EBITDA Multiple calculated as full year 2014 Hotel EBITDA divided by Net Purchase Price. Cap Rate calculated as full year 2014 Hotel Net Operating Income divided by Net Purchase Price.
(4) Reconciliation of projected EBITDA range can be found on page 75 of this presentation. Projections are subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected.
(5) EBITDA Multiple calculated as projected Hotel EBITDA divided by projected All-in Investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in investment defined as Net Purchase Price plus the midpoint of the projected capital investment.
(6) Stabilized EBITDA is the projected EBITDA after the property has realized the benefits of the repositioning. Projections are subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected.

SUNSTONE HOTEL INVESTORS, INC. / 16

[Questions & Answers] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 17 Mahalo.

[Wailea Beach Resort & Spa, a Marriott Resort: Repositioning Plan Photo Tour] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 18

Resort Overview [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 19

Front Drive and Grand Lanai [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 20

Front Drive – Enhance Sense of Arrival [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 21

Grand Lanai – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 22

Grand Lanai – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 23

Grand Lanai – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 24

Lokelani – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 25

Aulani – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 26

Pre-function Concept – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 27

Family Pool and Kapa Bar & Grill [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 28

Family Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 29

Family Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 30

Family Pool – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 31

Kapa Bar & Grill – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 32

Kapa Bar & Grill – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 33

Kapa Bar & Grill – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 34

Kapa Bar & Grill – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 35

Serenity Pool & Serenity Bar [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 36

Serenity Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 37

Serenity Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 38

Serenity Pool – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 39

Newly Created Serenity Bar – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 40

Newly Created Serenity Bar – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 41

Kid’s Pool [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 42

Kid’s Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 43

Kid’s Pool – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 44

Kid’s Pool – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 45

Kid’s Pool – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 46

Kid’s Pool – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 47

Luau [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 48

Luau – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 49

Luau – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 50

Luau – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 51

Luau – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 52

Whale’s Tale [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 53

Whale’s Tale – Current [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 54

Whale’s Tale – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 55

Whale’s Tale – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 56

Whale’s Tale – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 57

Leased Restaurant & New Resort Features [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 58

Main Restaurant – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 59

Main Restaurant – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 60

Main Restaurant – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 61

Kid’s Center – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 62

Kid’s Center – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 63

Kid’s Center – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 64

Family & Teen Center – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 65

Movie House – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 66

Fitness Center – Renderings including 40% expansion [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 67

Arrival / Departure Lounge – Renderings [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 68

Guest Rooms [Wailea Beach Resort & Spa] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 69

Guest Room – Current [Wailea Beach Resort & Spa] SUNSTONE HOTEL INVESTORS, INC. 70 PROPERTY TOUR PRESENTATION JUNE 2015

Guest Room – Current [Wailea Beach Resort & Spa] SUNSTONE HOTEL INVESTORS, INC. 71 PROPERTY TOUR PRESENTATION JUNE 2015

Guest Room – Model Room [Wailea Beach Resort & Spa] SUNSTONE HOTEL INVESTORS, INC. 72 PROPERTY TOUR PRESENTATION JUNE 2015

Guest Room – Model Room [Wailea Beach Resort & Spa] SUNSTONE HOTEL INVESTORS, INC. 73 PROPERTY TOUR PRESENTATION JUNE 2015

Guest Room Walk Out – Model Room [Wailea Beach Resort & Spa] SUNSTONE HOTEL INVESTORS, INC. 74 PROPERTY TOUR PRESENTATION JUNE 2015

Wailea Beach Resort & Spa [EBITDA Reconciliation] PROPERTY TOUR PRESENTATION JUNE 2015 SUNSTONE HOTEL INVESTORS, INC. 75 Plus: Equals: Hotel Less: Equals: Total Hotel EBITDA Hotel Net FFO Revenues Net Income Depreciation EBITDA Margin FF&E Reserve Operating Income Contribution Full Year 2013 (1) (2) 57,151 $ 11,757 $ 8,520 $ 20,277 $ 35.5% (2,300) $ 17,977 $ 20,277 $ Full Year 2014 (2) (3) 60,392 $ 11,535 $ 8,856 $ 20,391 $ 33.8% (2,400) $ 17,991 $ 20,391 $ 2014 EBITDA Multiple / Cap Rate (4) 16.0x 5.5% Full Year 2015 - Low 64,000 $ 13,448 $ 8,652 $ 22,100 $ 34.5% (2,600) $ 19,500 $ 22,100 $ Full Year 2015 - High 66,000 $ 15,448 $ 8,652 $ 24,100 $ 36.5% (2,600) $ 21,500 $ 24,100 $ Full Year 2016 - Low 49,000 $ (326) $ 10,326 $ 10,000 $ 20.4% (2,000) $ 8,000 $ 10,000 $ Full Year 2016 - High 53,000 $ 3,674 $ 10,326 $ 14,000 $ 26.4% (2,100) $ 11,900 $ 14,000 $ Full Year 2016 - Low with Marriott Guaranty (5) 54,000 $ 4,674 $ 10,326 $ 15,000 $ 27.8% (2,200) $ 12,800 $ 15,000 $ Full Year 2016 - High with Marriott Guaranty (5) 58,000 $ 8,674 $ 10,326 $ 19,000 $ 32.8% (2,300) $ 16,700 $ 19,000 $ Full Year 2017 - Low 72,500 $ 16,812 $ 11,188 $ 28,000 $ 38.6% (2,900) $ 25,100 $ 28,000 $ 2017 EBITDA Multiple / Cap Rate - Low (6) 14.1x 6.3% Full Year 2017 - High 76,500 $ 20,812 $ 11,188 $ 32,000 $ 41.8% (3,100) $ 28,900 $ 32,000 $ 2017 EBITDA Multiple / Cap Rate - High (6) 12.4x 7.3% Full Year Stabilized - Low 78,500 $ 19,480 $ 11,520 $ 31,000 $ 39.5% (3,100) $ 27,900 $ 31,000 $ Stabilized EBITDA Multiple / Cap Rate - Low (6) 12.8x 7.1% Full Year Stabilized - High 82,500 $ 23,480 $ 11,520 $ 35,000 $ 42.4% (3,300) $ 31,700 $ 35,000 $ Stabilized EBITDA Multiple / Cap Rate - High (6) 11.3x 8.0% (1) (2) (3) (4) (5) (6) Assumes projected 2016 Hotel EBITDA for the Wailea Beach Marriott Resort & Spa is at such a level as to trigger the Company's receipt of the entire $5.0 million performance guaranty from Marriott. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. EBITDA Multiple calculated as projected Hotel EBITDA divided by projected All-in investment calculated as Net Purchase Price plus the midpoint of the projected capital investment. Cap Rate calculated as projected Hotel Net Operating Income divided by projected All-in Investment defined as Net Purchase Price plus the midpoint of the projected capital investment. Projections are subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission, which can cause actual results to differ materially from those projected. Wailea Beach Resort & Spa Property-Level EBITDA Reconciliation (Unaudited, $ in thousands) Full Year 2013 for the Wailea Beach Resort & Spa reflects prior ownership results from January 1, 2013 through December 31, 2013. Also includes the Company's pro forma adjustment for depreciation expense. EBITDA Multiple calculated as projected Hotel EBITDA divided by Net Purchase Price. Cap Rate calculated as Hotel Net Operating Income divided by Net Purchase Price. Full Year 2014 for the Wailea Beach Resort & Spa reflects prior ownership results from January 1, 2014 through July 16, 2014, plus the Company's results from July 17, 2014 through the remainder of the year. Also includes the Company's pro forma adjustment for depreciation expense. Data as provided in supplemental financial information reported on Form 8-K, furnished February 17, 2015.